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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of Earliest Event Reported): February 6, 2002

                               VENTIV HEALTH, INC.

             (Exact Name of Registrant as Specified in its Charter)

                                    DELAWARE
                 (State or Other Jurisdiction of Incorporation)



             0-30318                                     52-2181734
-------------------------------------       ------------------------------------
     (Commission File Number)               (I.R.S. Employer Identification No.)

                           1114 AVENUE OF THE AMERICAS
                            NEW YORK, NEW YORK 10036
               (Address of Principal Executive offices) (Zip Code)

                                 (212) 768-8000
               (Registrant's Telephone Number, Including Area Code

                                       N/A

          (Former Name or Former Address, if changed Since Last Report)

                               Ventiv Health, Inc.

                           CURRENT REPORT ON FORM 8-K

Item 5. Other Events.

Ventiv Health, Inc. ("Ventiv" or the "Company") has announced via press release that it has been notified by Reliant Pharmaceuticals, LLC ("Reliant") of their intent to convert the field sales force working under the Ventiv-Reliant contract from full-time Ventiv employment to full-time Reliant employment effective April 1, 2002. The Ventiv-Reliant contract, which commenced on August 1, 2000, provided Reliant with the option to convert all or a portion of the field sales force to Reliant employment at any time. Revenues from this client relationship represented 21.6% of the Company's total revenues for the nine-month period ended September 30, 2001.

Item 7. Financial Statements and Exhibits

(c) Exhibits

99.1 Press release of Ventiv Health, Inc., dated as of February 5, 2002.

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                                                              SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                              VENTIV HEALTH, INC.


                              By: /s/ John R. Emery

                                  --------------------------------------------
Date: February 6, 2002            Name: John R. Emery
                                   Title: Chief Financial Officer
                                   (Principal Accounting and Financial Officer)